Exhibit 99.1

[LETTERHEAD OF WILSON SONSINI GOODRICH & ROSATI, PROFESSIONAL CORPORATION]

February 15, 2006

Sanmina-SCI Corporation

2700 North First Street

San Jose, CA  95134

Re: Sanmina-SCI Corporation—Registration of $600,000,000 of its 8.125% Senior Subordinated Notes due 2016

Ladies and Gentlemen:

We have acted as special counsel to Sanmina-SCI Corporation, a Delaware corporation (the “Company”), and the Company’s subsidiary guarantors named in Schedule I hereto (the “Subsidiary Guarantors” and, together with the Company, the “Registrants”), in connection with the filing by the Registrants with the Securities and Exchange Commission (the “Commission”) on January 29, 2006 of a registration statement on Form S-3 (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”), that is automatically effective under the Securities Act pursuant to Rule 462(e) promulgated thereunder.  Pursuant to the Registration Statement, the Company has registered under the Securities Act $600,000,000 of Senior Subordinated Notes (the “Notes”).  The Notes have been issued pursuant to an Indenture, dated as of February 15, 2006 (the “Indenture”), among the Company, the Subsidiary Guarantors and U.S. Bank National Association as trustee (the “Trustee”). The Notes are to be sold pursuant to that certain Underwriting Agreement, dated as of January 30, 2006 (the “Underwriting Agreement”), among the Company, the Subsidiary Guarantors, and Banc of America Securities LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Scotia Capital Inc., SunTrust Capital Markets Inc., KeyBanc Capital Markets, a division of McDonald Investments Inc. and Wells Fargo Securities, LLC (collectively, the “Underwriters”).

The Notes are guaranteed by each of the Subsidiary Guarantors pursuant to guarantees the forms of which are included in the Indenture (each, a “Guarantee”).  The Registration Statement also covers issuance of the Guarantees by each of the Subsidiary Guarantors of the Notes.  The Notes and the Guarantees have been issued in the forms set forth in the Indenture.

We have examined the Registration Statement, together with the exhibits thereto and the documents incorporated by reference therein; the base prospectus, dated January 29, 2006, together with the documents incorporated by reference therein, filed with the Registration Statement relating to the Offering of the Notes (the “Prospectus”); the related preliminary prospectus supplement, dated January 29, 2006, in the form filed with the Commission pursuant to Rule 424(b) of the Securities Act relating to the offering of the Notes; the final prospectus supplement, dated January 30, 2006, in the form filed with Commission pursuant to Rule 424(b) of the Securities Act relating to the offering of the Notes (the “Prospectus Supplement”); the Indenture; and the Notes and the Guarantees.  In addition, we have examined such other instruments, documents, certificates and records which we have deemed relevant and necessary for the basis of our opinion hereinafter expressed. In such examination, we have assumed (i) the authenticity of original documents and the genuineness of all signatures; (ii) the conformity to the originals of all documents submitted to us as copies; (iii) the truth, accuracy, and completeness of the information, representations and warranties contained in the records, documents, instruments and certificates we have reviewed; (iv) all Notes will be issued and sold in compliance with applicable Federal and state securities laws and in the manner stated in the Registration Statement and the Prospectus Supplement; (vii) the Underwriting Agreement has been duly authorized and validly executed and delivered by the parties thereto (other than the Company and the Subsidiary Guarantors); and (viii) the legal capacity of all natural persons.  As to any facts material to the opinions expressed herein that were not independently established or verified, we have relied upon oral or written statements and representations of officers and other representatives of the Company and the Subsidiary Guarantors.

Members of our firm are admitted to the bar in the State of California, the State of New York and the State of Texas, and we express no opinion as to any matter relating to laws of any jurisdiction other than the federal laws of the United States of America, the General Corporation Law of the State of Delaware (the “DGCL”), the Delaware Limited Liability Company Act (the “DLLCA”), the laws of the State of New York (but only with respect to our opinions as to the validity, binding effect and enforceability of the Securities and the Guarantees), the Texas Business Corporation Act, the Texas Revised Limited Partnership Act, and the laws of the State of California, as such are in effect on the date hereof, and we have made no inquiry into, and we express no opinion as to, the statutes, regulations, treaties, common laws or other laws of any other nation, state or jurisdiction.  We are not licensed to practice law in the State of Delaware and, accordingly, our opinions as to the DGCL and DLLCA are based solely on a review of the official statutes of the State of Delaware and the applicable provisions of the Delaware Constitution and the reported judicial decisions interpreting such statues and provisions.

We express no opinion as to (i) the effect of any bankruptcy, insolvency, reorganization, arrangement, fraudulent conveyance, moratorium or other similar laws relating to or affecting the rights of creditors generally, (ii) rights to indemnification and contribution which may be limited by applicable law or equitable principles, or (iii) the effect of general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, the effect of judicial discretion and the possible unavailability of specific performance, injunctive relief or other equitable relief, and limitations on rights of acceleration, whether considered in a proceeding in equity or at law.

We express no opinion as to the applicability to the obligations of the Company and the Subsidiary Guarantors (or the enforceability of such obligations) of Section 548 of the

Bankruptcy Code, Article 10 of the New York Debtor and Creditor Law or California Civil Code Section 3439, or any other provision of law, relating to fraudulent conveyances, transfers or obligations.

With regard to our opinion in paragraph 2 below relating to the valid and binding obligation of the Guarantees by Subsidiary Guarantors incorporated in states other than California, Delaware or Texas, we have relied, with their respective consent, on the opinions of Christian & Small LLP as to the Subsidiary Guarantors listed in Part B of Schedule I hereto, Deutsch Williams Brooks DeRensis & Holland, P.C. as to Hadco Corporation, Rayburn Cooper & Durham, P.A. as to Sanmina-SCI Enclosures USA Inc. and Holland & Hart LLP as to SCI Plant No. 22, L.L.C., as to the existence and corporate power of such Subsidiary Guarantors and the due authorization of, and the execution and delivery of the Indenture and the due authorization of, and the corporate power to execute and deliver the Guarantees by such Subsidiary Guarantors (in all cases, to the extent not covered by California, Texas or New York law or the General Corporation law of the State of Delaware).

Based on such examination, we are of the opinion that:

1.                                       The Notes have been validly issued and constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, and entitled to the benefits of the applicable Indenture.

2.                                       The Guarantees have been validly issued and constitute valid and binding obligations of the applicable Subsidiary Guarantor, enforceable against such Subsidiary Guarantor in accordance with their terms, and entitled to the benefits of the applicable Indenture.

We hereby consent to the filing of this opinion as an exhibit to the above-referenced Registration Statement and to the use of our name wherever it appears in the Registration Statement, the Prospectus, the Prospectus Supplement, and in any amendment or supplement thereto. In giving such consent, we do not believe that we are “experts” within the meaning of such term as used in the Act or the rules and regulations of the Commission issued thereunder with respect to any part of the Registration Statement, including this opinion as an exhibit or otherwise.

WILSON SONSINI GOODRICH & ROSATI

Professional Corporation

/s/ WILSON SONSINI GOODRICH & ROSATI, P.C.

SCHEDULE I

Subsidiary Guarantors

Part A

Compatible Memory, Inc.

Hadco Corporation

Hadco Santa Clara, Inc.

Interagency, Inc.

Newisys, Inc.

Sanmina General, L.L.C.

Sanmina Limited, L.L.C.

Sanmina Texas, L.P.

Sanmina-SCI Enclosures USA Inc.

Sanmina-SCI Systems Enclosures (Denton) Inc.

Sanmina-SCI Systems Holdings, Inc.

SCI Plant No. 22, L.L.C.

SCI Systems, Inc.

Viking Interworks Inc.

Sanmina-SCI USA, Inc.

Part B

Sanmina-SCI Systems (Alabama) Inc.

SCI Plant No. 5, L.L.C.

SCI Technology, Inc.

Scimex, Inc.